AVONDALE HESTER TOTAL RETURN FUND

                         Supplement Dated March 24, 2000
                        To Prospectus dated July 30, 1999


THE FOLLOWING INFORMATION SHOULD BE INSERTED ON PAGE 9 OF THE PROSPECTUS:

BUYING SHARES THROUGH BROKER DEALERS

     You can buy shares of the Fund through certain brokers (and their agents) that have executed an agreement with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.